UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 2, 2004
(Date of report; date of
earliest event reported)

Commission file number: 333-105077

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-1
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	38-3082892 20-0746995 (I.R.S. Employer Identification No.)

c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS
Indenture
Trust Agreement bet Capital Auto & Deutsche Bank
Trust Sale and Servicing Agreement
Supplemental Statement of Eligibility
Pooling and Servicing Agreement
Schedule to Master ISDA Agreement
Letter Agreement to Confirm Terms & Conditions
Triparty Contingent Assignment Agreement
Swap Counterparty Rights Agreement
Administration Agreement
Custodian Agreement
GMACNA Sale Agreement

ITEM 7. EXHIBITS

4.1 Indenture between Capital Auto Receivables Asset Trust 2004-1 (the “Trust”) and the JPMorgan Chase Bank, as Indenture Trustee, dated as of March 2, 2004.

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of March 2, 2004.

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2004-1, as the Issuer, dated as of March 2, 2004.

99.2 Supplemental Statement of Eligibility on Form T-1 of the JPMorgan Chase Bank, as Indenture Trustee under the Indenture.

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of March 2, 2004.

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2004-1 and Credit Suisse First Boston International, dated as of March 2, 2004.

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Credit Suisse First Boston International and Capital Auto Receivables Asset Trust 2004-1 Re: Class A-1 Notes, dated as of March 2, 2004.

99.6 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation and Credit Suisse First Boston International, dated as of March 2, 2004.

99.7 Swap Counterparty Rights Agreement among Credit Suisse First Boston International, Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, dated as of March 2, 2004.

99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation and JPMorgan Chase Bank, dated as of March 2, 2004.

99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of March 2, 2004.

99.10 GMACNA Sale Agreement between General Motors Acceptance Corporation, North America and General Motors Acceptance Corporation, dated as of March 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of Capital Auto Receivables, Inc., the registrant, and Capital Auto Receivables Asset Trust 2004-1 has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES, INC.

(Registrant)

Dated: March 17, 2004	/s/ William F. Muir

William F. Muir
Director

CAPITAL AUTO RECEIVABLES ASSET TRUST 2004-1

By: General Motors Acceptance Corporation, as
Administrator under the Administration Agreement

Dated: March 17, 2004	/s/ William F. Muir

William F. Muir
President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

4.1	Indenture between Capital Auto Receivables Asset Trust 2004-1 (the “Trust”) and the JPMorgan Chase Bank, as Indenture Trustee, dated as of March 2, 2004.

4.2	Trust Agreement between Capital Auto Receivables, Inc. (the “Seller”) and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of March 2, 2004.

99.1	Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc., as the Seller, and Capital Auto Receivables Asset Trust 2004-1, as the Issuer, dated as of March 2, 2004.

99.2	Supplemental Statement of Eligibility on Form T-1 of the JPMorgan Chase Bank, as Indenture Trustee under the Indenture.

99.3	Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of March 2, 2004.

99.4	Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2004-1 and Credit Suisse First Boston International, dated as of March 2, 2004.

99.5	Letter Agreement to confirm terms and conditions of the Swap Transaction between Credit Suisse First Boston International and Capital Auto Receivables Asset Trust 2004-1 Re: Class A-1 Notes, dated as of March 2, 2004.

99.6	Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation and Credit Suisse First Boston International, dated as of March 2, 2004.

99.7	Swap Counterparty Rights Agreement among Credit Suisse First Boston International, Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and JPMorgan Chase Bank, dated as of March 2, 2004.

99.8	Administration Agreement among Capital Auto Receivables Asset Trust 2004-1, General Motors Acceptance Corporation and JPMorgan Chase Bank, dated as of March 2, 2004.

99.9	Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc., dated as of March 2, 2004.

99.10	GMACNA Sale Agreement between General Motors Acceptance Corporation, North America and General Motors Acceptance Corporation, dated as of March 2, 2004.